Lincoln Financial Group®

You're In Charge®

# Statistical Supplement

## Second Quarter 2023

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Interest Rate Yields and Spreads By Segment	11
Select Earnings and Operational Data from Business Segments
Income (Loss) from Operations Summary	12
Life Insurance	13
Annuities	14
Group Protection	15
Retirement Plan Services	16
Other Operations	17
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Balance Roll Forwards:
Life Insurance	19
Annuities	20
Retirement Plan Services	21
Investment Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	24-26

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 24.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”);
• Investment and reinsurance-related realized gain (loss):
▪ Changes in the carrying value of mortgage loans on real estate attributable to current expected credit losses (“CECL”) (“changes in CECL reserve for mortgage loans on real estate”);
▪ Changes in the carrying value of reinsurance-related assets attributable to CECL (“changes in CECL reserve for reinsurance-related assets”);
▪ Changes in the carrying value of fixed maturity AFS securities attributable to the estimation of credit losses (“changes in the credit loss allowance for fixed maturity AFS securities”); and
▪ Changes in the fair value of investments, including trading securities, equity securities, certain derivatives, and mortgage loans on real estate electing the fair value option, and of embedded derivatives within certain reinsurance arrangements, as well as sales or disposals of investments (“changes in investments and reinsurance-related embedded derivatives”);
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them (“changes in fair value of GLB and GDB hedge instruments, net of hedge allowance”);

• Changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them, including collateral expense associated with hedge programs (“indexed product net derivative results”);
• Changes in reserves resulting from benefit ratio unlocking on variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Investment and reinsurance-related realized gain (loss);
• Changes in fair value of GLB and GDB hedge instruments, net of hedge allowance;
• Indexed product net derivative results;
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances,

decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)

from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity

For presented periods prior to January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts. For periods beginning on or after January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts and GLB and GDB hedged instruments gains (losses), to align to updates made to our variable annuity hedge program effective January 1, 2023. Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share

Adjusted book value per share is calculated by dividing stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts, by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates.  Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.

Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1b

Lincoln Financial Group
Notes

Definitions

Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Sales as reported consist of the following:
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums;
• Annuities and Retirement Plan Services – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated August 2, 2023, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of August 2, 2023
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa1	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A1	A+
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A	A+	A1	A+

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Revenues
Insurance premiums	$1,498	$1,548	$1,564	$1,579	$1,612	7.6%	$2,975	$3,191	7.3%
Fee income	1,409	1,381	1,354	1,379	1,365	-3.1%	2,867	2,744	-4.3%
Net investment income	1,398	1,295	1,412	1,466	1,508	7.9%	2,809	2,974	5.9%
Realized gain (loss)	1,101	249	(692)	(828)	(1,784)	NM	1,282	(2,612)	NM
Amortization of deferred gain on business
sold through reinsurance	11	10	10	9	9	-18.2%	22	19	-13.6%
Other revenues	160	189	193	209	219	36.9%	342	427	24.9%
Total revenues	5,577	4,672	3,841	3,814	2,929	-47.5%	10,297	6,743	-34.5%

Expenses
Benefits	1,954	2,149	2,220	2,291	2,192	12.2%	4,110	4,483	9.1%
Interest credited	710	726	744	785	808	13.8%	1,407	1,593	13.2%
Market risk benefit (gain) loss	477	(798)	(1,567)	619	(2,023)	NM	(881)	(1,404)	-59.4%
Policyholder liability remeasurement (gain) loss	85	2,692	(52)	(118)	(110)	NM	126	(228)	NM
Commissions and other expenses	1,207	1,280	1,385	1,300	1,335	10.6%	2,460	2,637	7.2%
Interest and debt expense	68	71	77	83	84	23.5%	134	166	23.9%
Spark program expense	44	44	49	24	41	-6.8%	75	64	-14.7%
Impairment of intangibles	-	634	-	-	-	NM	-	-	NM
Total expenses	4,545	6,798	2,856	4,984	2,327	-48.8%	7,431	7,311	-1.6%
Income (loss) before taxes	1,032	(2,126)	985	(1,170)	602	-41.7%	2,866	(568)	NM
Federal income tax expense (benefit)	192	(351)	173	(289)	91	-52.6%	545	(198)	NM
Net income (loss)	840	(1,775)	812	(881)	511	-39.2%	2,321	(370)	NM
Preferred stock dividends declared	-	-	-	(25)	(11)	NM	-	(36)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(7)	(1)	(5)	(3)	2	128.6%	(7)	(2)	71.4%
Net income (loss) available to common
stockholders – diluted	$833	$(1,776)	$807	$(909)	$502	-39.8%	$2,314	$(408)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$4.83	$(10.47)	$4.73	$(5.37)	$2.94	-39.1%	$13.25	$(2.41)	NM

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$83,158	$77,446	$79,023	$80,448	$79,307	-4.6%
U.S. government bonds	415	384	379	383	371	-10.6%
State and municipal bonds	5,523	5,089	5,070	5,257	5,074	-8.1%
Foreign government bonds	348	338	318	309	281	-19.3%
Residential mortgage-backed securities	2,181	2,048	2,009	2,050	2,015	-7.6%
Commercial mortgage-backed securities	1,557	1,549	1,674	1,671	1,684	8.2%
Asset-backed securities	9,711	10,347	10,904	11,458	11,793	21.4%
Hybrid and redeemable preferred securities	423	371	359	360	365	-13.7%
Total fixed maturity AFS securities, net of allowance for credit losses	103,316	97,572	99,736	101,936	100,890	-2.3%
Trading securities	3,803	3,580	3,498	3,266	2,943	-22.6%
Equity securities	412	427	427	414	403	-2.2%
Mortgage loans on real estate, net of allowance for credit losses	17,922	18,066	18,301	18,327	18,460	3.0%
Policy loans	2,368	2,347	2,359	2,383	2,423	2.3%
Derivative investments	3,167	3,456	3,594	4,005	5,155	62.8%
Other investments	4,078	3,812	3,739	3,892	4,195	2.9%
Total investments	135,066	129,260	131,654	134,223	134,469	-0.4%
Cash and invested cash	1,567	1,472	3,343	3,766	3,768	140.5%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,050	12,140	12,235	12,277	12,316	2.2%
Reinsurance recoverables, net of allowance for credit losses	19,874	19,460	19,443	19,309	19,030	-4.2%
Market risk benefit assets	2,205	2,428	2,807	3,445	3,906	77.1%
Accrued investment income	1,226	1,283	1,253	1,277	1,277	4.2%
Goodwill	1,778	1,144	1,144	1,144	1,144	-35.7%
Other assets	16,708	18,435	18,802	19,280	19,456	16.4%
Separate account assets	145,791	137,295	143,536	148,421	153,246	5.1%
Total assets	$336,265	$322,917	$334,217	$343,142	$348,612	3.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$110,202	$111,732	$114,435	$116,167	$117,598	6.7%
Future contract benefits	36,453	38,087	38,826	39,757	39,711	8.9%
Market risk benefit liabilities	3,195	2,756	2,078	1,976	1,548	-51.5%
Deferred front-end loads	4,623	4,834	5,052	5,250	5,450	17.9%
Payables for collateral on investments	7,524	6,865	6,712	6,803	7,062	-6.1%
Short-term debt	-	500	500	500	500	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,631	5,092	5,088	5,107	5,087	-9.7%
Other liabilities	12,648	12,106	12,021	11,562	11,724	-7.3%
Separate account liabilities	145,791	137,295	143,536	148,421	153,246	5.1%
Total liabilities	326,934	320,134	329,115	336,410	342,793	4.9%

Stockholders’ Equity
Preferred stock	-	-	986	986	986	NM
Common stock	4,546	4,534	4,544	4,560	4,575	0.6%
Retained earnings	7,065	5,189	5,924	4,940	5,362	-24.1%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(4,623)	(9,677)	(8,528)	(6,754)	(7,267)	-57.2%
Market risk benefit non-performance risk gain (loss)	2,325	2,175	1,741	2,766	1,842	-20.8%
Policyholder liability discount rate remeasurement gain (loss)	257	806	747	545	657	155.6%
Foreign currency translation adjustment	(33)	(47)	(34)	(31)	(26)	21.2%
Funded status of employee benefit plans	(206)	(197)	(278)	(280)	(310)	-50.5%
Total accumulated other comprehensive income (loss)	(2,280)	(6,940)	(6,352)	(3,754)	(5,104)	NM
Total stockholders’ equity	9,331	2,783	5,102	6,732	5,819	-37.6%
Total liabilities and stockholders’ equity	$336,265	$322,917	$334,217	$343,142	$348,612	3.7%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss)
Net income (loss)	$840	$(1,775)	$812	$(881)	$511	-39.2%	$2,321	$(370)	NM
Pre-tax adjusted income (loss) from operations	441	(2,513)	127	310	403	-8.6%	748	713	-4.7%
After-tax adjusted income (loss) from operations (1)	374	(1,949)	134	288	354	-5.3%	647	642	-0.8%
Adjusted operating tax rate	15.3%	22.5%	-5.5%	7.2%	12.2%		13.5%	10.0%
Adjusted income (loss) from operations available to
common stockholders	367	(1,950)	129	260	343	-6.6%	640	604	-5.7%

ROE
Net income (loss) ROE	28.5%	NM	82.3%	-59.6%	32.6%		32.1%	-12.1%
Adjusted income (loss) from operations available to
common stockholders, excluding AOCI and preferred
stock ROE	13.0%	-73.1%	5.1%	10.4%	14.1%		11.8%	12.3%
Adjusted income (loss) from operations ROE	10.8%	-60.7%	4.6%	9.3%	12.4%		9.6%	12.2%

Per Common Share
Net income (loss) (diluted)	$4.83	$(10.47)	$4.73	$(5.37)	$2.94	-39.1%	$13.25	$(2.41)	NM
Adjusted income (loss) from operations (diluted) (2)	2.13	(11.49)	0.76	1.52	2.02	-5.2%	3.67	3.54	-3.5%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	0.90	0.90	0.0%

Book Value Per Common Share
Book value per share	$54.81	$16.45	$24.32	$33.89	$28.49	-48.0%	$54.81	$28.49	-48.0%
Book value per share, excluding AOCI (3)	68.21	57.46	61.86	56.04	58.58	-14.1%	68.21	58.58	-14.1%
Adjusted book value per share (3)	82.78	68.53	65.72	66.05	64.37	-22.2%	82.78	64.37	-22.2%

Common Shares
Repurchased during the period	1.8	1.0	-	-	-	-100.0%	7.6	-	-100.0%
End-of-period – basic	170.2	169.2	169.2	169.5	169.6	-0.4%	170.2	169.6	-0.4%
Average for the period – basic	171.1	169.7	169.2	169.4	169.6	-0.9%	172.6	169.5	-1.8%
End-of-period – diluted	171.6	170.7	170.5	170.5	170.0	-0.9%	171.6	170.0	-0.9%
Average for the period – diluted	172.7	171.1	170.6	170.5	169.9	-1.6%	174.6	170.5	-2.3%

(1) See reconciliation to net income (loss) on page 24.
(2) See reconciliation to earnings (loss) per common share - diluted on page 25.
(3) See reconciliation to stockholders’ equity and book value per common share on page 26.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Cash Returned to Common Stockholders
Shares repurchased	$100	$50	$-	$-	$-	-100.0%	$500	$-	-100.0%
Common dividends	77	77	76	76	76	-1.3%	157	152	-3.2%
Total cash returned to common stockholders	$177	$127	$76	$76	$76	-57.1%	$657	$152	-76.9%

Cash Returned to Preferred Stockholders - Dividends	$-	$-	$-	$25	$11	NM	$-	$36	NM

Leverage Ratio
Short-term debt	$-	$500	$500	$500	$500	NM
Long-term debt	6,498	5,959	5,955	5,974	5,954	-8.4%
Total debt (1)	6,498	6,459	6,455	6,474	6,454	-0.7%
Preferred stock	-	-	986	986	986	NM
Total debt and preferred stock	6,498	6,459	7,441	7,460	7,440	14.5%
Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	300	300	500	500	500	66.7%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	-	493	493	493	NM
Carrying value of fair value hedges and other items	209	169	164	182	161	-23.0%
Total numerator	$4,820	$4,821	$5,115	$5,116	$5,117	6.2%

Adjusted stockholders’ equity (3)	$14,094	$11,595	$11,120	$11,197	$10,918	-22.5%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	-	493	493	493	NM
Total numerator	4,820	4,821	5,115	5,116	5,117	6.2%
Total denominator	$19,216	$16,718	$17,030	$17,108	$16,830	-12.4%

Leverage ratio (4)	25.1%	28.8%	30.0%	29.9%	30.4%

Holding Company Available Liquidity	$756	$756	$960	$954	$957	26.6%

(1) Excludes obligations under finance leases and certain financing arrangements of $652 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) See reconciliation to stockholders’ equity on page 26.
(4) The leverage ratio as of June 30, 2023, was impacted by the denominator including a $493 million after-tax impairment of fixed maturity AFS securities in an unrealized loss position resulting from the Company’s intent to sell these securities as part of the previously announced Fortitude Re reinsurance transaction. Within the investment portfolio anticipated to be sold in the transaction, there are additional fixed maturity AFS securities in an unrealized gain position of approximately $374 million after-tax as of June 30, 2023. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreement in the second quarter and will recognize a gain for any securities in an unrealized gain position at the time when the transaction closes.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Life Insurance
Operating revenues	$1,705	$1,623	$1,688	$1,757	$1,760	3.2%	$3,435	$3,517	2.4%
Deposits	1,459	1,406	1,605	1,320	1,333	-8.6%	2,810	2,655	-5.5%
Net flows	1,063	1,002	1,149	852	932	-12.3%	1,973	1,784	-9.6%
Average account balances, net of reinsurance	49,316	47,663	47,963	49,100	50,049	1.5%	50,260	49,575	-1.4%
Average in-force face amount	1,010,659	1,037,952	1,061,415	1,075,614	1,081,795	7.0%	997,973	1,078,704	8.1%

Annuities
Operating revenues	$1,097	$1,113	$1,125	$1,141	$1,190	8.5%	$2,244	$2,331	3.9%
Deposits	2,701	3,232	3,198	3,164	2,560	-5.2%	5,403	5,724	5.9%
Net flows	(285)	322	152	(331)	(1,108)	NM	(811)	(1,439)	-77.4%
Average account balances, net of reinsurance	149,824	144,858	142,099	146,331	148,260	-1.0%	155,516	147,314	-5.3%

Group Protection
Operating revenues	$1,323	$1,333	$1,346	$1,388	$1,400	5.8%	$2,626	$2,788	6.2%
Insurance premiums	1,187	1,200	1,213	1,251	1,263	6.4%	2,356	2,514	6.7%

Retirement Plan Services
Operating revenues	$315	$316	$325	$328	$334	6.0%	$633	$661	4.4%
Deposits	3,200	3,091	2,973	3,209	2,897	-9.5%	6,837	6,106	-10.7%
Net flows	913	805	51	535	201	-78.0%	1,840	736	-60.0%
Average account balances	90,628	88,196	87,987	91,457	94,131	3.9%	93,025	92,771	-0.3%

Consolidated
Adjusted operating revenues (1)	$4,474	$4,421	$4,531	$4,657	$4,730	5.7%	$9,011	$9,387	4.2%
Deposits	7,360	7,729	7,776	7,693	6,790	-7.7%	15,050	14,485	-3.8%
Net flows	1,691	2,129	1,352	1,056	25	-98.5%	3,002	1,081	-64.0%
Average account balances, net of reinsurance	289,768	280,717	278,049	286,888	292,440	0.9%	298,801	289,660	-3.1%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Sales
Life Insurance:
IUL/UL	$27	$40	$41	$34	$28	3.7%	$53	$62	17.0%
MoneyGuard®	24	22	26	21	23	-4.2%	47	44	-6.4%
VUL	44	36	49	30	34	-22.7%	78	64	-17.9%
Term	48	47	39	30	26	-45.8%	90	56	-37.8%
Executive Benefits	50	26	31	15	12	-76.0%	79	27	-65.8%
Total Life Insurance	$193	$171	$186	$130	$123	-36.3%	$347	$253	-27.1%

Annuities:
Indexed variable	$1,220	$1,246	$1,211	$1,147	$1,123	-8.0%	$2,269	$2,271	0.1%
Other variable without GLBs	422	374	303	255	341	-19.2%	1,025	594	-42.0%
Other variable with GLBs	536	475	432	445	494	-7.8%	1,214	940	-22.6%
Total variable	2,178	2,095	1,946	1,847	1,958	-10.1%	4,508	3,805	-15.6%
Fixed	524	1,167	1,264	1,317	624	19.1%	896	1,942	116.7%
Total Annuities	$2,702	$3,262	$3,210	$3,164	$2,582	-4.4%	$5,404	$5,747	6.3%
Percent with GLBs	19.8%	14.6%	13.5%	14.1%	19.1%		22.5%	16.4%
Percent with GLBs, including the impact of VA
reinsurance	14.0%	11.4%	11.0%	12.0%	16.4%		16.0%	14.0%

Group Protection:
Life	$62	$41	$141	$82	$54	-12.9%	$116	$137	18.1%
Disability	59	37	195	40	36	-39.0%	105	75	-28.6%
Dental	6	10	20	6	6	0.0%	11	12	9.1%
Total Group Protection	$127	$88	$356	$128	$96	-24.4%	$232	$224	-3.4%
Percent employee-paid	48.5%	49.4%	35.7%	70.3%	54.8%		52.4%	63.7%

Retirement Plan Services:
First-year sales	$1,210	$991	$1,059	$736	$819	-32.3%	$2,408	$1,555	-35.4%
Recurring deposits	1,990	2,100	1,914	2,473	2,078	4.4%	4,429	4,551	2.8%
Total Retirement Plan Services	$3,200	$3,091	$2,973	$3,209	$2,897	-9.5%	$6,837	$6,106	-10.7%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Operating Revenues
Life Insurance	$1,705	$1,623	$1,688	$1,757	$1,760	3.2%	$3,435	$3,517	2.4%
Annuities	1,097	1,113	1,125	1,141	1,190	8.5%	2,244	2,331	3.9%
Group Protection	1,323	1,333	1,346	1,388	1,400	5.8%	2,626	2,788	6.2%
Retirement Plan Services	315	316	325	328	334	6.0%	633	661	4.4%
Other Operations	34	36	47	43	46	35.3%	73	90	23.3%
Total segment operating revenues	$4,474	$4,421	$4,531	$4,657	$4,730	5.7%	$9,011	$9,387	4.2%

General and Administrative Expenses,
Net of Amounts Capitalized
Life Insurance	$115	$132	$123	$134	$136	18.3%	$233	$270	15.9%
Annuities	108	118	110	123	135	25.0%	220	258	17.3%
Group Protection	166	182	173	191	191	15.1%	331	382	15.4%
Retirement Plan Services	69	75	75	79	81	17.4%	138	160	15.9%
Other Operations	48	70	212	38	75	56.3%	95	114	20.0%
Total	$506	$577	$693	$565	$618	22.1%	$1,017	$1,184	16.4%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Life Insurance	6.8%	8.2%	7.3%	7.6%	7.7%		6.8%	7.7%
Annuities	9.9%	10.6%	9.8%	10.8%	11.3%		9.8%	11.1%
Group Protection	12.5%	13.7%	12.9%	13.8%	13.6%		12.6%	13.7%
Retirement Plan Services	21.9%	23.7%	23.2%	24.0%	24.3%		21.8%	24.2%
Other Operations	140.2%	193.6%	457.7%	90.0%	162.1%		127.0%	127.5%
Total	11.3%	13.1%	15.3%	12.1%	13.1%		11.3%	12.6%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$559	$634	$750	$617	$672	20.2%	$1,121	$1,289	15.0%
Commissions	652	660	654	615	617	-5.4%	1,308	1,232	-5.8%
Taxes, licenses and fees	79	81	88	94	81	2.5%	177	174	-1.7%
Interest and debt expense	68	71	77	83	84	23.5%	134	166	23.9%
Expenses associated with reserve financing
and letters of credit	27	27	28	30	27	0.0%	53	58	9.4%
Total adjusted operating commissions and other
expenses incurred	1,385	1,473	1,597	1,439	1,481	6.9%	2,793	2,919	4.5%

Less Amounts Capitalized
General and administrative expenses	(53)	(57)	(57)	(52)	(54)	-1.9%	(104)	(105)	-1.0%
Commissions	(280)	(283)	(287)	(241)	(240)	14.3%	(547)	(482)	11.9%
Taxes, licenses and fees	(10)	(9)	(10)	(9)	(8)	20.0%	(22)	(18)	18.2%
Total amounts capitalized	(343)	(349)	(354)	(302)	(302)	12.0%	(673)	(605)	10.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,042	1,124	1,243	1,137	1,179	13.1%	2,120	2,314	9.2%

Amortization
Amortization of DAC, VOBA and other intangibles	265	265	266	268	271	2.3%	529	538	1.7%
Total operating commissions and other expenses	$1,307	$1,389	$1,509	$1,405	$1,450	10.9%	$2,649	$2,852	7.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Life Insurance – Interest-Sensitive
Earned rate on reserves	4.50%	4.49%	4.47%	4.43%	4.39%	(11)	4.55%	4.41%	(14)
Variable investment income on reserves (1)	0.36%	-0.35%	0.12%	0.39%	0.55%	19	0.45%	0.47%	2
Net investment income yield on reserves	4.86%	4.14%	4.59%	4.82%	4.94%	8	5.00%	4.88%	(12)
Interest rate credited to contract holders	3.74%	3.80%	3.75%	3.77%	3.80%	6	3.76%	3.79%	3
Interest rate spread	1.12%	0.34%	0.84%	1.05%	1.14%	2	1.24%	1.09%	(15)

Base spreads excluding alternative investment income	0.99%	0.93%	0.95%	0.90%	0.84%	(15)	1.02%	0.87%	(15)
Base spreads assuming 10% annualized yield on
alternative investments	1.25%	1.18%	1.21%	1.18%	1.13%	(12)	1.28%	1.16%	(12)

Annuities
Earned rate on reserves	3.09%	3.25%	3.59%	3.75%	3.83%	74	3.04%	3.79%	75
Variable investment income on reserves (1)	0.11%	0.02%	0.02%	0.01%	0.00%	(11)	0.17%	0.01%	(16)
Net investment income yield on reserves	3.20%	3.27%	3.61%	3.76%	3.83%	63	3.21%	3.80%	59
Interest rate credited to contract holders	1.90%	1.93%	2.09%	2.25%	2.44%	54	1.88%	2.35%	47
Interest rate spread	1.30%	1.34%	1.52%	1.51%	1.39%	9	1.33%	1.45%	12
Base spreads excluding variable investment income	1.19%	1.32%	1.50%	1.50%	1.39%	20	1.16%	1.44%	28

Retirement Plan Services
Earned rate on reserves	3.49%	3.62%	3.74%	3.81%	3.89%	40	3.48%	3.85%	37
Variable investment income on reserves (1)	0.14%	0.03%	0.01%	0.00%	0.01%	(13)	0.16%	0.00%	(16)
Net investment income yield on reserves	3.63%	3.65%	3.75%	3.81%	3.90%	27	3.64%	3.85%	21
Interest rate credited to contract holders	2.55%	2.57%	2.56%	2.67%	2.71%	16	2.55%	2.69%	14
Interest rate spread	1.08%	1.08%	1.19%	1.14%	1.19%	11	1.09%	1.16%	7
Base spreads excluding variable investment income	0.94%	1.05%	1.18%	1.14%	1.18%	24	0.93%	1.16%	23

Total (2)
Earned rate (3)	3.85%	4.02%	3.98%	4.03%	4.07%	22	3.83%	4.05%	22
Variable investment income (1) (3)	0.22%	-0.14%	0.06%	0.16%	0.24%	2	0.29%	0.20%	(9)
Net investment income yield (3)	4.07%	3.88%	4.04%	4.19%	4.31%	24	4.12%	4.25%	13

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Income (Loss) from Operations Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss) from Operations, Pre-Tax
Life Insurance	$74	$(2,758)	$(18)	$(23)	$35	-52.7%	$96	$12	-87.5%
Annuities	343	313	319	300	310	-9.6%	714	610	-14.6%
Group Protection	62	15	33	89	138	122.6%	4	227	NM
Retirement Plan Services	66	53	61	51	55	-16.7%	132	106	-19.7%
Other Operations	(104)	(136)	(268)	(107)	(135)	-29.8%	(198)	(242)	-22.2%
Adjusted income (loss) from operations, pre-tax	$441	$(2,513)	$127	$310	$403	-8.6%	$748	$713	-4.7%

Income (Loss) from Operations, After-Tax
Life Insurance	$63	$(2,171)	$(9)	$(13)	$33	-47.6%	$87	$20	-77.0%
Annuities	294	275	275	274	271	-7.8%	612	545	-10.9%
Group Protection	49	12	26	71	109	122.4%	3	180	NM
Retirement Plan Services	55	47	52	43	47	-14.5%	113	90	-20.4%
Other Operations	(87)	(112)	(210)	(87)	(106)	-21.8%	(168)	(193)	-14.9%
Adjusted income (loss) from operations, after-tax	$374	$(1,949)	$134	$288	$354	-5.3%	$647	$642	-0.8%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$283	$289	$297	$285	$293	3.5%	$560	$579	3.4%
Fee income	754	745	735	776	753	-0.1%	1,515	1,529	0.9%
Net investment income	664	585	650	687	707	6.5%	1,353	1,394	3.0%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(4)	(3)	25.0%
Amortization of deferred gain on
business sold through reinsurance	4	4	4	4	4	0.0%	9	8	-11.1%
Other revenues	2	2	4	7	5	150.0%	2	10	NM
Total operating revenues	1,705	1,623	1,688	1,757	1,760	3.2%	3,435	3,517	2.4%
Operating expenses:
Benefits	926	1,041	1,079	1,152	1,073	15.9%	1,951	2,225	14.0%
Interest credited	329	329	325	328	325	-1.2%	653	653	0.0%
Policyholder liability remeasurement (gain) loss	85	2,708	(2)	(13)	14	-83.5%	147	1	-99.3%
Commissions incurred	176	177	189	148	143	-18.8%	333	291	-12.6%
Other expenses incurred	199	208	210	216	216	8.5%	401	430	7.2%
Amounts capitalized	(204)	(202)	(217)	(174)	(170)	16.7%	(387)	(343)	11.4%
Amortization	120	120	122	123	124	3.3%	241	248	2.9%
Total operating expenses	1,631	4,381	1,706	1,780	1,725	5.8%	3,339	3,505	5.0%
Income (loss) from operations before taxes	74	(2,758)	(18)	(23)	35	-52.7%	96	12	-87.5%
Federal income tax expense (benefit)	11	(587)	(9)	(10)	2	-81.8%	9	(8)	NM
Income (loss) from operations	$63	$(2,171)	$(9)	$(13)	$33	-47.6%	$87	$20	-77.0%

Effective Federal Income Tax Rate	14.7%	21.3%	52.0%	45.0%	6.6%		9.5%	-68.9%

Average Account Balances, Net of Reinsurance	$49,316	$47,663	$47,963	$49,100	$50,049	1.5%	$50,260	$49,575	-1.4%

In-Force Face Amount
UL and other	$361,565	$362,098	$363,884	$364,101	$364,633	0.8%	$361,565	$364,633	0.8%
Term insurance	663,140	689,101	707,747	715,495	719,361	8.5%	663,140	719,361	8.5%
Total in-force face amount	$1,024,705	$1,051,199	$1,071,631	$1,079,596	$1,083,994	5.8%	$1,024,705	$1,083,994	5.8%

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$25	$57	$52	$38	$54	116.0%	$55	$92	67.3%
Fee income (1)	591	574	556	540	546	-7.6%	1,219	1,086	-10.9%
Net investment income	367	348	389	421	437	19.1%	726	858	18.2%
Amortization of deferred gain on
business sold through reinsurance	6	6	6	5	5	-16.7%	13	11	-15.4%
Other revenues	108	128	122	137	148	37.0%	231	284	22.9%
Total operating revenues	1,097	1,113	1,125	1,141	1,190	8.5%	2,244	2,331	3.9%
Operating expenses:
Benefits	49	79	72	63	69	40.8%	100	132	32.0%
Interest credited	214	224	248	278	306	43.0%	422	584	38.4%
Policyholder liability remeasurement (gain) loss	1	1	-	(1)	(1)	NM	2	(2)	NM
Commissions incurred	254	254	240	240	240	-5.5%	523	480	-8.2%
Other expenses incurred	239	251	242	251	257	7.5%	497	510	2.6%
Amounts capitalized	(110)	(117)	(103)	(98)	(100)	9.1%	(228)	(199)	12.7%
Amortization	107	108	107	108	109	1.9%	214	216	0.9%
Total operating expenses	754	800	806	841	880	16.7%	1,530	1,721	12.5%
Income (loss) from operations before taxes	343	313	319	300	310	-9.6%	714	610	-14.6%
Federal income tax expense (benefit)	49	38	44	26	39	-20.4%	102	65	-36.3%
Income (loss) from operations	$294	$275	$275	$274	$271	-7.8%	$612	$545	-10.9%

Effective Federal Income Tax Rate	14.2%	12.3%	13.7%	8.6%	12.6%		14.3%	10.6%

Return on Average Account Balances	79	76	77	75	73	(6)	79	74	(5)

Income (Loss) from Operations
Variable annuity	264	256	238	238	225	-14.8%	544	464	-14.7%
Fixed annuity	30	19	37	36	46	53.3%	68	81	19.1%
Account Balances, Net of Reinsurance – End-of-Period
Variable account balances without GLBs	$59,128	$57,720	$61,872	$64,824	$68,788	16.3%	$59,128	$68,788	16.3%
Variable account balances with GLBs	68,468	64,057	65,877	67,274	68,460	0.0%	68,468	68,460	0.0%
Fixed account balances	14,469	14,810	14,989	15,053	14,828	2.5%	14,469	14,828	2.5%
Total account balances	$142,065	$136,587	$142,738	$147,151	$152,076	7.0%	142,065	152,076	7.0%
Percent variable account balances with GLBs	48.2%	46.9%	46.2%	45.7%	45.0%		48.2%	45.0%

(1) Presented net of GLB and GDB hedge allowance of $152 million, $148 million, $143 million, $162 million and $161 million for the periods ended June 30, 2022, September 30, 2022,
December 31, 2022, March 31, 2023 and June 30, 2023, respectively.

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,187	$1,200	$1,213	$1,251	$1,263	6.4%	$2,356	$2,514	6.7%
Net investment income	86	83	81	85	85	-1.2%	171	170	-0.6%
Other revenues	50	50	52	52	52	4.0%	99	104	5.1%
Total operating revenues	1,323	1,333	1,346	1,388	1,400	5.8%	2,626	2,788	6.2%
Operating expenses:
Benefits	950	994	1,030	1,037	1,019	7.3%	2,011	2,057	2.3%
Interest credited	2	1	1	1	1	-50.0%	3	2	-33.3%
Policyholder liability remeasurement (gain) loss	(11)	(22)	(48)	(100)	(121)	NM	(32)	(220)	NM
Commissions incurred	96	101	103	106	112	16.7%	190	218	14.7%
Other expenses incurred	216	235	223	248	246	13.9%	431	492	14.2%
Amounts capitalized	(24)	(23)	(29)	(25)	(28)	-16.7%	(46)	(53)	-15.2%
Amortization	32	32	33	32	33	3.1%	65	65	0.0%
Total operating expenses	1,261	1,318	1,313	1,299	1,262	0.1%	2,622	2,561	-2.3%
Income (loss) from operations before taxes	62	15	33	89	138	122.6%	4	227	NM
Federal income tax expense (benefit)	13	3	7	18	29	123.1%	1	47	NM
Income (loss) from operations	$49	$12	$26	$71	$109	122.4%	$3	$180	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Loss Ratios by Product Line
Life	80.6%	71.8%	74.8%	80.4%	71.6%		85.8%	76.0%
Disability	78.7%	87.7%	85.7%	71.4%	70.7%		83.7%	71.1%
Dental	76.9%	72.0%	74.0%	76.4%	76.9%		74.0%	76.6%
Total	79.3%	81.0%	81.1%	75.0%	71.3%		84.1%	73.1%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$65	$64	$63	$64	$65	0.0%	$135	$129	-4.4%
Net investment income	241	244	253	255	259	7.5%	479	514	7.3%
Other revenues	9	8	9	9	10	11.1%	19	18	-5.3%
Total operating revenues	315	316	325	328	334	6.0%	633	661	4.4%
Operating expenses:
Interest credited	156	161	161	167	168	7.7%	308	336	9.1%
Commissions incurred	17	20	21	21	21	23.5%	39	43	10.3%
Other expenses incurred	75	83	83	89	90	20.0%	154	177	14.9%
Amounts capitalized	(5)	(6)	(5)	(5)	(5)	0.0%	(9)	(10)	-11.1%
Amortization	6	5	4	5	5	-16.7%	9	9	0.0%
Total operating expenses	249	263	264	277	279	12.0%	501	555	10.8%
Income (loss) from operations before taxes	66	53	61	51	55	-16.7%	132	106	-19.7%
Federal income tax expense (benefit)	11	6	9	8	8	-27.3%	19	16	-15.8%
Income (loss) from operations	$55	$47	$52	$43	$47	-14.5%	$113	$90	-20.4%

Effective Federal Income Tax Rate	15.6%	12.3%	15.0%	16.4%	14.9%		14.8%	15.6%

Return on Average Account Balances	24	21	24	19	20	(4)	24	19	(5)

Pre-tax Net Margin	41.1%	34.2%	37.1%	31.8%	33.5%		40.7%	32.7%

Net Flows by Market
Small Market	$80	$157	$174	$148	$99	23.8%	$(36)	$246	NM
Mid - Large Market	1,073	899	298	711	408	-62.0%	2,404	1,119	-53.5%
Multi-Fund® and Other	(240)	(251)	(421)	(324)	(306)	-27.5%	(528)	(629)	-19.1%

Net Flows – Trailing Twelve Months	$1,394	$2,199	$2,696	$2,304	$1,592	14.2%	$1,394	$1,592	14.2%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$2	$2	$5	$2	-33.3%	$4	$7	75.0%
Net investment income	40	35	39	35	38	-5.0%	81	73	-9.9%
Other revenues	(9)	(1)	6	3	6	166.7%	(12)	10	183.3%
Total operating revenues	34	36	47	43	46	35.3%	73	90	23.3%
Operating expenses:
Benefits	14	20	19	20	14	0.0%	25	36	44.0%
Interest credited	9	9	8	10	9	0.0%	21	18	-14.3%
Policyholder liability remeasurement (gain) loss	2	-	2	-	1	-50.0%	3	-	-100.0%
Commissions and other expenses	1	28	160	13	32	NM	13	48	269.2%
Interest and debt expense	68	71	77	83	84	23.5%	134	166	23.9%
Spark program expense	44	44	49	24	41	-6.8%	75	64	-14.7%
Total operating expenses	138	172	315	150	181	31.2%	271	332	22.5%
Income (loss) from operations before taxes	(104)	(136)	(268)	(107)	(135)	-29.8%	(198)	(242)	-22.2%
Federal income tax expense (benefit)	(17)	(24)	(58)	(20)	(29)	-70.6%	(30)	(49)	-63.3%
Income (loss) from operations	$(87)	$(112)	$(210)	$(87)	$(106)	-21.8%	$(168)	$(193)	-14.9%

DAC & Account Balance Roll Forwards

Lincoln Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$11,965	$12,050	$12,140	$12,235	$12,277	2.6%	$11,896	$12,235	2.8%
Deferrals	345	350	357	306	304	-11.9%	674	610	-9.5%
Operating amortization	(260)	(260)	(262)	(264)	(265)	-1.9%	(520)	(529)	-1.7%
Balance as of end-of-period	$12,050	$12,140	$12,235	$12,277	$12,316	2.2%	$12,050	$12,316	2.2%

DFEL
Balance as of beginning-of-period	$4,416	$4,623	$4,834	$5,052	$5,250	18.9%	$4,225	$5,052	19.6%
Deferrals	270	273	284	267	271	0.4%	526	538	2.3%
Operating amortization	(63)	(62)	(66)	(69)	(71)	-12.7%	(128)	(140)	-9.4%
Balance as of end-of-period	$4,623	$4,834	$5,052	$5,250	$5,450	17.9%	$4,623	$5,450	17.9%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,867	$5,772	$5,675	$5,551	$5,424	-7.6%	$5,867	$5,424	-7.6%

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
General Account
Balance as of beginning-of-period	$38,005	$37,791	$37,691	$37,694	$37,533	-1.2%	$38,200	$37,694	-1.3%
Gross deposits	935	963	1,110	926	907	-3.0%	1,848	1,834	-0.8%
Withdrawals and deaths	(300)	(284)	(328)	(393)	(323)	-7.7%	(632)	(717)	-13.4%
Net flows	635	679	782	533	584	-8.0%	1,216	1,117	-8.1%
Transfers between general and separate accounts	34	(12)	(14)	32	44	29.4%	28	76
Policyholder assessments	(1,121)	(1,123)	(1,138)	(1,128)	(1,120)	0.1%	(2,234)	(2,248)	-0.6%
Reinvested interest credited	373	377	374	373	371	-0.5%	744	744	0.0%
Change in fair value of embedded derivative instruments	(135)	(21)	(1)	29	46	134.1%	(163)	75
Balance as of end-of-period, gross	37,791	37,691	37,694	37,533	37,458	-0.9%	37,791	37,458	-0.9%
Account balances reinsured	(5,584)	(5,575)	(5,558)	(5,525)	(5,527)	1.0%	(5,584)	(5,527)	1.0%
Balance as of end-of-period, net	$32,207	$32,116	$32,136	$32,008	$31,931	-0.9%	$32,207	$31,931	-0.9%

Separate Account
Balance as of beginning-of-period	$23,376	$20,327	$19,382	$20,920	$22,162	-5.2%	$24,785	$20,920	-15.6%
Gross deposits	524	443	495	394	426	-18.7%	962	821	-14.7%
Withdrawals and deaths	(96)	(120)	(128)	(75)	(78)	18.8%	(205)	(154)	24.9%
Net flows	428	323	367	319	348	-18.7%	757	667	-11.9%
Transfers between general and separate accounts	(34)	12	14	(32)	(44)	-29.4%	(28)	(76)
Policyholder assessments	(233)	(236)	(244)	(238)	(238)	-2.1%	(458)	(476)	-3.9%
Change in market value and reinvestment	(3,210)	(1,044)	1,401	1,193	1,181	136.8%	(4,729)	2,374	150.2%
Balance as of end-of-period, gross	20,327	19,382	20,920	22,162	23,409	15.2%	20,327	23,409	15.2%
Account balances reinsured	(4,498)	(4,209)	(4,421)	(4,606)	(4,805)	-6.8%	(4,498)	(4,805)	-6.8%
Balance as of end-of-period, net	$15,829	$15,173	$16,499	$17,556	$18,604	17.5%	$15,829	$18,604	17.5%

Total
Balance as of beginning-of-period	$61,381	$58,118	$57,073	$58,614	$59,695	-2.7%	$62,985	$58,614	-6.9%
Gross deposits	1,459	1,406	1,605	1,320	1,333	-8.6%	2,810	2,655	-5.5%
Withdrawals and deaths	(396)	(404)	(456)	(468)	(401)	-1.3%	(837)	(871)	-4.1%
Net flows	1,063	1,002	1,149	852	932	-12.3%	1,973	1,784	-9.6%
Policyholder assessments	(1,354)	(1,359)	(1,382)	(1,366)	(1,358)	-0.3%	(2,692)	(2,724)	-1.2%
Change in market value and reinvestment	(2,837)	(667)	1,775	1,566	1,552	154.7%	(3,985)	3,118	178.2%
Change in fair value of embedded derivative instruments	(135)	(21)	(1)	29	46	134.1%	(163)	75	146.0%
Balance as of end-of-period, gross	58,118	57,073	58,614	59,695	60,867	4.7%	58,118	60,867	4.7%
Account balances reinsured	(10,082)	(9,784)	(9,979)	(10,131)	(10,332)	-2.5%	(10,082)	(10,332)	-2.5%
Balance as of end-of-period, net	$48,036	$47,289	$48,635	$49,564	$50,535	5.2%	$48,036	$50,535	5.2%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Fixed Annuities
Balance as of beginning-of-period	$22,307	$22,099	$22,670	$23,365	$24,019	7.7%	$22,552	$23,365	3.6%
Gross deposits	523	1,137	1,252	1,317	602	15.1%	895	1,919	114.4%
Full surrenders and deaths	(457)	(489)	(547)	(728)	(864)	-89.1%	(877)	(1,592)	-81.5%
Other contract benefits	(144)	(134)	(181)	(161)	(167)	-16.0%	(286)	(328)	-14.7%
Net flows	(78)	514	524	428	(429)	NM	(268)	(1)	99.6%
Policyholder assessments	(13)	(10)	(12)	(15)	(14)	-7.7%	(28)	(28)	0.0%
Reinvested interest credited	131	134	143	154	159	21.4%	255	312	22.4%
Change in fair value of embedded derivative instruments	(248)	(67)	40	87	78	131.5%	(412)	165	140.0%
Balance as of end-of-period, gross	22,099	22,670	23,365	24,019	23,813	7.8%	22,099	23,813	7.8%
Account balances reinsured	(7,630)	(7,860)	(8,376)	(8,966)	(8,985)	-17.8%	(7,630)	(8,985)	-17.8%
Balance as of end-of-period, net	$14,469	$14,810	$14,989	$15,053	$14,828	2.5%	$14,469	$14,828	2.5%

Variable Annuities
Balance as of beginning-of-period	$145,382	$127,604	$121,785	$127,757	$132,105	-9.1%	$155,813	$127,757	-18.0%
Gross deposits	2,178	2,095	1,946	1,847	1,958	-10.1%	4,508	3,805	-15.6%
Full surrenders and deaths	(1,366)	(1,302)	(1,210)	(1,592)	(1,621)	-18.7%	(2,933)	(3,213)	-9.5%
Other contract benefits	(1,019)	(985)	(1,108)	(1,014)	(1,016)	0.3%	(2,118)	(2,030)	4.2%
Net flows	(207)	(192)	(372)	(759)	(679)	NM	(543)	(1,438)	NM
Policyholder assessments	(655)	(638)	(619)	(624)	(628)	4.1%	(1,347)	(1,252)	7.1%
Change in market value and reinvestment	(14,974)	(4,650)	5,804	5,191	5,074	133.9%	(23,980)	10,265	142.8%
Change in fair value of embedded derivative instruments	(1,942)	(339)	1,159	540	1,383	171.2%	(2,339)	1,923	182.2%
Balance as of end-of-period, gross	127,604	121,785	127,757	132,105	137,255	7.6%	127,604	137,255	7.6%
Account balances reinsured	(8)	(8)	(8)	(7)	(7)	12.5%	(8)	(7)	12.5%
Balance as of end-of-period, net	$127,596	$121,777	$127,749	$132,098	$137,248	7.6%	$127,596	$137,248	7.6%

Total
Balance as of beginning-of-period	$167,689	$149,703	$144,455	$151,122	$156,124	-6.9%	$178,365	$151,122	-15.3%
Gross deposits	2,701	3,232	3,198	3,164	2,560	-5.2%	5,403	5,724	5.9%
Full surrenders and deaths	(1,823)	(1,791)	(1,757)	(2,320)	(2,485)	-36.3%	(3,810)	(4,805)	-26.1%
Other contract benefits	(1,163)	(1,119)	(1,289)	(1,175)	(1,183)	-1.7%	(2,404)	(2,358)	1.9%
Net flows	(285)	322	152	(331)	(1,108)	NM	(811)	(1,439)	-77.4%
Policyholder assessments	(668)	(648)	(631)	(639)	(642)	3.9%	(1,375)	(1,280)	6.9%
Change in market value, reinvestment and interest credited	(14,843)	(4,516)	5,947	5,345	5,233	135.3%	(23,725)	10,577	144.6%
Change in fair value of embedded derivative instruments	(2,190)	(406)	1,199	627	1,461	166.7%	(2,751)	2,088	175.9%
Balance as of end-of-period, gross	149,703	144,455	151,122	156,124	161,068	7.6%	149,703	161,068	7.6%
Account balances reinsured	(7,638)	(7,868)	(8,384)	(8,973)	(8,992)	-17.7%	(7,638)	(8,992)	-17.7%
Balance as of end-of-period, net	$142,065	$136,587	$142,738	$147,151	$152,076	7.0%	$142,065	$152,076	7.0%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
General Account
Balance as of beginning-of-period	$23,958	$24,917	$25,276	$25,138	$24,994	4.3%	$23,579	$25,138	6.6%
Gross deposits	1,389	994	787	701	616	-55.7%	2,231	1,317	-41.0%
Withdrawals	(743)	(873)	(1,119)	(1,113)	(981)	-32.0%	(1,586)	(2,094)	-32.0%
Net flows	646	121	(332)	(412)	(365)	NM	645	(777)	NM
Transfers between fixed and variable accounts	161	79	36	103	(363)	NM	395	(259)	NM
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(7)	(7)	0.0%
Reinvested interest credited	155	162	161	168	167	7.7%	305	335	9.8%
Balance as of end-of-period	$24,917	$25,276	$25,138	$24,994	$24,430	-2.0%	$24,917	$24,430	-2.0%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$71,376	$61,782	$59,064	$63,592	$67,985	-4.8%	$75,465	$63,592	-15.7%
Gross deposits	1,811	2,097	2,186	2,508	2,281	26.0%	4,606	4,789	4.0%
Withdrawals	(1,544)	(1,413)	(1,803)	(1,561)	(1,715)	-11.1%	(3,411)	(3,276)	4.0%
Net flows	267	684	383	947	566	112.0%	1,195	1,513	26.6%
Transfers between fixed and variable accounts	(166)	(42)	(55)	(104)	370	NM	(396)	264	166.7%
Policyholder assessments	(60)	(57)	(57)	(58)	(60)	0.0%	(123)	(116)	5.7%
Change in market value and reinvestment	(9,635)	(3,303)	4,257	3,608	3,295	134.2%	(14,359)	6,903	148.1%
Balance as of end-of-period	$61,782	$59,064	$63,592	$67,985	$72,156	16.8%	$61,782	$72,156	16.8%

Total
Balance as of beginning-of-period	$95,334	$86,699	$84,340	$88,730	$92,979	-2.5%	$99,044	$88,730	-10.4%
Gross deposits	3,200	3,091	2,973	3,209	2,897	-9.5%	6,837	6,106	-10.7%
Withdrawals	(2,287)	(2,286)	(2,922)	(2,674)	(2,696)	-17.9%	(4,997)	(5,370)	-7.5%
Net flows	913	805	51	535	201	-78.0%	1,840	736	-60.0%
Transfers between fixed and variable accounts	(5)	37	(19)	(1)	7	240.0%	(1)	5	NM
Policyholder assessments	(63)	(60)	(60)	(61)	(63)	0.0%	(130)	(123)	5.4%
Change in market value and reinvestment	(9,480)	(3,141)	4,418	3,776	3,462	136.5%	(14,054)	7,238	151.5%
Balance as of end-of-period	$86,699	$84,340	$88,730	$92,979	$96,586	11.4%	$86,699	$96,586	11.4%

Investment Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 6/30/22		As of 12/31/22		As of 6/30/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$17,372	15.9%	$17,762	15.9%	$17,279	15.5%
Basic industry	4,487	4.1%	4,353	3.9%	4,168	3.7%
Capital goods	7,349	6.7%	7,374	6.6%	7,169	6.4%
Communications	4,271	3.9%	4,239	3.8%	4,319	3.9%
Consumer cyclical	6,052	5.5%	6,056	5.4%	5,804	5.2%
Consumer non-cyclical	17,163	15.7%	17,080	15.3%	17,200	15.5%
Energy	4,875	4.4%	4,776	4.3%	4,605	4.1%
Technology	5,377	4.9%	5,581	5.0%	5,601	5.0%
Transportation	3,580	3.3%	3,665	3.3%	3,691	3.3%
Industrial other	2,294	2.1%	2,330	2.1%	2,326	2.1%
Utilities	14,131	12.9%	14,204	12.8%	14,327	13.0%
Government-related entities	1,833	1.7%	1,820	1.6%	1,832	1.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,878	1.7%	1,845	1.7%	1,835	1.6%
Non-agency backed	360	0.3%	364	0.3%	364	0.3%
Commercial mortgage-backed securities ("CMBS")	1,708	1.6%	1,917	1.7%	1,915	1.7%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	7,471	6.8%	8,498	7.6%	8,862	8.0%
Other ABS	2,802	2.6%	3,294	2.9%	3,695	3.3%
Municipals	5,422	4.9%	5,410	4.8%	5,268	4.7%
Government:
United States	414	0.4%	405	0.4%	396	0.5%
Foreign	362	0.3%	348	0.3%	312	0.3%
Hybrid & redeemable preferred securities	379	0.3%	364	0.3%	361	0.3%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	109,580	100.0%	111,685	100.0%	111,329	100.0%
Trading Securities	4,012		3,833		3,226
Equity Securities	395		383		386
Total fixed maturity AFS, trading and equity securities	$113,987		$115,901		$114,941

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 6/30/22		As of 12/31/22		As of 6/30/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$61,622	56.2%	$63,741	57.1%	$64,997	58.4%
NAIC 2 (BBB)	44,111	40.3%	44,103	39.5%	42,985	38.6%
Total investment grade	105,733	96.5%	107,844	96.6%	107,982	97.0%

NAIC 3 (BB)	2,187	2.0%	2,101	1.9%	1,745	1.6%
NAIC 4 (B)	1,544	1.4%	1,679	1.4%	1,495	1.3%
NAIC 5 (CCC and lower)	114	0.1%	59	0.1%	84	0.1%
NAIC 6 (in or near default)	2	0.0%	2	0.0%	23	0.0%
Total below investment grade	3,847	3.5%	3,841	3.4%	3,347	3.0%
Total	$109,580	100.0%	$111,685	100.0%	$111,329	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,623	80.7%	$13,361	78.5%	$13,218	77.7%
CM2 (BBB)	3,004	17.8%	3,382	19.9%	3,614	21.2%
CM3-7 (BB and lower)	259	1.5%	271	1.6%	181	1.1%
Total	$16,886	100.0%	$17,014	100.0%	$17,013	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$75,245	59.5%	$77,102	59.9%	$78,215	60.9%
BBB	47,115	37.3%	47,485	36.9%	46,599	36.4%
BB and lower	4,106	3.2%	4,112	3.2%	3,528	2.7%
Total	$126,466	100.0%	$128,699	100.0%	$128,342	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln Financial Group

You're In Charge

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Net Income
Net income (loss)	$840	$(1,775)	$812	$(881)	$511	-39.2%	$2,321	$(370)	NM
Less:
MRB-related impacts, after-tax	(399)	612	1,219	(506)	1,585	NM	665	1,079	62.3%
Investment and reinsurance-related realized gain (loss), after-tax:
Changes in CECL reserve for mortgage loans on real
estate	(3)	(7)	(6)	(3)	(2)	33.3%	11	(5)	NM
Changes in CECL reserve for reinsurance-related assets	3	(93)	2	(1)	(2)	NM	2	(3)	NM
Changes in the credit loss allowance for fixed maturity
AFS securities	(3)	(4)	(4)	(14)	1	133.3%	(4)	(13)	NM
Total credit loss adjustments	(3)	(104)	(8)	(18)	(3)	0.0%	9	(21)	NM
Changes in investments and reinsurance-related
embedded derivatives (1)(2)	(17)	20	10	(136)	(659)	NM	(29)	(795)	NM
Total investment and reinsurance-related realized
gain (loss), after-tax	(20)	(84)	2	(154)	(662)	NM	(20)	(816)	NM
Changes in fair value of GLB and GDB hedge
instruments, net of hedge allowance, after-tax	868	302	(516)	(377)	(708)	NM	926	(1,084)	NM
Indexed product net derivative results, after-tax	23	(20)	(31)	(135)	(53)	NM	109	(188)	NM
Benefit ratio unlocking, after-tax	(6)	(2)	4	3	2	133.3%	(6)	4	166.7%
Impairment of intangibles	-	(634)	-	-	-	NM	-	-	NM
Transaction and integration costs related to mergers,						NM			NM
acquisitions and divestitures, after-tax (3)	-	-	-	-	(7)	NM	-	(7)	NM
Total adjustments	466	174	678	(1,169)	157	-66.3%	1,674	(1,012)	NM
Adjusted income (loss) from operations	$374	$(1,949)	$134	$288	$354	-5.3%	$647	$642	-0.8%

(1) Includes a $493 million after-tax impairment of fixed maturity AFS securities in an unrealized loss position for the three and six months ended June 30, 2023, resulting from the Company's intent to sell these securities as part of the previously announced Fortitude Re reinsurance transaction. Within the investment portfolio anticipated to be sold in the transaction, there are additional fixed maturity AFS securities in an unrealized gain position of approximately $374 million after-tax as of June 30, 2023. Pursuant to the applicable accounting guidance, the
Company impaired the securities in a loss position down to fair market value upon entry into the agreement in the second quarter and will recognize a gain for any securities in an unrealized gain position at the time when the transaction closes.
(2) Includes net losses on disposals of $(31) million and $(34) million on fixed maturity AFS securities, after-tax, and mark-to-market adjustments of $(11) million and $(11) million on equity securities, after-tax, for the three months ended March 31, 2023, and June 30, 2023, respectively.
(3) Includes costs pertaining to the Fortitude Re reinsurance transaction.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Revenues
Total revenues	$5,577	$4,672	$3,841	$3,814	$2,929	-47.5%	$10,297	$6,743	-34.5%
Less:
Investment and reinsurance-related realized gain (loss)	(25)	(105)	3	(196)	(838)	NM	(25)	(1,034)	NM
Changes in fair value of GLB and GDB hedge
instruments, net of hedge allowance	1,099	382	(653)	(476)	(896)	NM	1,173	(1,372)	NM
Indexed product net derivative results	29	(25)	(39)	(171)	(67)	NM	138	(238)	NM
Adjusted operating revenues	$4,474	$4,421	$4,531	$4,657	$4,730	5.7%	$9,011	$9,387	4.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$4.83	$(10.47)	$4.73	$(5.37)	$2.94	-39.1%	$13.25	$(2.41)	NM
Less:
MRB-related impacts, after-tax	(2.30)	3.60	7.14	(3.00)	9.32	NM	3.80	6.37	67.6%
Investment and reinsurance-related realized gain (loss),
after-tax	(0.12)	(0.49)	0.01	(0.91)	(3.90)	NM	(0.12)	(4.82)	NM
Changes in fair value of GLB and GDB hedge
instruments, net of hedge allowance, after-tax	5.03	1.77	(3.02)	(2.23)	(4.16)	NM	5.31	(6.40)	NM
Indexed product net derivative results, after-tax	0.13	(0.11)	(0.18)	(0.79)	(0.31)	NM	0.63	(1.11)	NM
Benefit ratio unlocking, after-tax	(0.04)	(0.02)	0.02	0.02	0.01	125.0%	(0.04)	0.03	175.0%
Impairment of intangibles	-	(3.73)	-	-	-	NM	-	-	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	-	-	(0.04)	NM	-	(0.04)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net loss (1)	-	-	-	0.02	-	NM	-	0.02	NM
Adjusted income (loss) from operations	$2.13	$(11.49)	$0.76	$1.52	$2.02	-5.2%	$3.67	$3.54	-3.5%

(1) In periods where a net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income from operations per common share on a different share basis than net loss per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Change	6/30/22	6/30/23	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$9,331	$2,783	$5,102	$6,732	$5,819	-37.6%	$9,331	$5,819	-37.6%
Less:
Preferred stock	-	-	986	986	986	NM	-	986	NM
AOCI	(2,280)	(6,940)	(6,352)	(3,754)	(5,104)	NM	(2,280)	(5,104)	NM
Stockholders’ equity, excluding AOCI and preferred
stock	11,611	9,723	10,468	9,500	9,937	-14.4%	11,611	9,937	-14.4%
MRB-related impacts	(2,483)	(1,872)	(652)	(1,158)	426	117.2%	(2,483)	426	117.2%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	(539)	(1,407)		N/A	(1,407)
Adjusted stockholders' equity	$14,094	$11,595	$11,120	$11,197	$10,918	-22.5%	$14,094	10,918	-22.5%

Stockholders’ Equity, Average
Stockholders' equity	$11,793	$6,057	$3,943	$5,917	$6,276	-46.8%	$14,439	$6,096	-57.8%
Less:
Preferred stock	-	-	493	986	986	NM	-	986	NM
AOCI	518	(4,610)	(6,646)	(5,053)	(4,429)	NM	3,584	(4,741)	NM
Stockholders’ equity, excluding AOCI and preferred
stock	11,275	10,667	10,096	9,984	9,719	-13.8%	10,855	9,851	-9.2%
MRB-related impacts	(2,284)	(2,177)	(1,262)	(905)	(366)	84.0%	(2,450)	(636)	74.0%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	(269)	(973)		N/A	(621)
Adjusted average stockholders' equity	$13,559	$12,844	$11,358	$11,158	$11,058	-18.4%	$13,305	$11,108	-16.5%

Book Value Per Common Share
Book value per share	$54.81	$16.45	$24.32	$33.89	$28.49	-48.0%	$54.81	$28.49	-48.0%
Less:
AOCI	(13.40)	(41.01)	(37.54)	(22.15)	(30.09)	NM	(13.40)	(30.09)	NM
Book value per share, excluding AOCI	68.21	57.46	61.86	56.04	58.58	-14.1%	68.21	58.58	-14.1%
Less:
MRB-related gains (losses)	(14.57)	(11.07)	(3.86)	(6.83)	2.51	117.2%	(14.57)	2.51	117.2%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	(3.18)	(8.30)		N/A	(8.30)
Adjusted book value per share	$82.78	$68.53	$65.72	$66.05	$64.37	-22.2%	$82.78	$64.37	-22.2%

(1) For periods beginning on or after January 1, 2023, gains (losses) on our GLB and GDB hedge instruments are excluded from adjusted stockholders' equity to align to the updated hedge program.